UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 26, 2018

MOSYS, INC.
(Exact Name of Registrant as Specified in Charter)

000-32929
(Commission File Number)

Delaware	77-0291941
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

2309 Bering Dr. San Jose, California 95131
(Address of principal executive offices, with zip code)

(408) 418-7500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01. Entry into a Material Definitive Agreement.

On March 14, 2016, MoSys, Inc., or the Company, entered into a 10% Senior Secured Convertible Note Purchase Agreement (the “Purchase Agreement”) with the purchasers of $8,000,000 principal amount of 10% Senior Secured Convertible Notes due August 15, 2018 (the “Notes”), as described in the Company’s Current Report on Form 8-K, dated March 14, 2016 (the “2016 8-K”).

Effective February 18, 2018, the Company amended the Purchase Agreement, and each of the Notes, pursuant to Amendment to 10% Senior Secured Convertible Note Purchase Agreement and Every 10% Senior Secured Convertible Note Due August 15, 2018 Issued Thereunder (the “Amendment”), by and between the Company and the purchasers’ agent and the holders of the Notes.  The following are the principal changes to the Notes from the description in the 2016 8-K:

  the maturity date was extended to August 15, 2019;
  the annual interest rate was reduced to 8% per annum;
  the conversion price was reduced from $8.50 per share to $4.25 per share of common stock issuable upon the holder’s optional conversion of Notes;
  the restriction on prepayment of all or a portion of the Notes was eliminated; and
  the 20% repayment premium in the event of a Fundamental Change (as defined in the Purchase Agreement) was eliminated.

Item 2.02. Results of Operations and Financial Condition.

On February 27, 2018, the Company issued a press release announcing its financial results for the three and twelve months ended December 31, 2017.  A copy of this press release is furnished as Exhibit 99.1 to this report. The press release should be read in conjunction with the statements regarding forward-looking statements, which are included in the text of the release.

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), management also presents information regarding the Company’s performance over comparable periods based on gross margin, operating expenses (research and development and sales, general and administrative), operating loss, net loss and net loss per share, exclusive of stock-based compensation, restructuring and impairment charges, and amortization of intangibles. Because management discloses financial measures calculated without taking into account these items, these financial measures are characterized as "non-GAAP financial measures" under Securities and Exchange Commission rules.

Stock-based compensation charges represent non-cash charges related to equity awards granted by the Company. Although these are recurring charges to the Company’s operations, management believes the measurement of these amounts can vary considerably from period to period and depend substantially on factors that are not a direct consequence of operating performance that is within management’s control.  Thus, management believes that excluding these charges facilitates comparisons of the Company’s operational performance in different periods, as well as with similarly determined non-GAAP financial measures of comparable companies.

Amortization of intangible assets results from the value recorded for a license the Company retained to patents sold in 2011.  The amortization does not represent operating expenses ordinarily incurred by the Company with respect to its primary business activities of selling integrated circuits.  Thus, these charges are excluded from the Company’s non-GAAP financial measures to provide another basis for evaluating and comparing the Company’s performance for the three and twelve months ended December 31, 2017.

During 2016 and 2017, the Company incurred restructuring and impairment charges, as it effected reductions in workforce and associated operating expenses to reduce net loss and cash burn and to realign resources. In 2017, these charges included accruals for certain contractual obligations related to computer-aided design software and lease termination costs related to the relocation of its headquarters facility. The restructuring charges do not represent operating expenses ordinarily incurred by the Company with respect to its primary business activities of selling integrated circuits.  Thus, these charges are excluded from the Company’s non-GAAP financial measures to provide another basis for evaluating and comparing the Company’s performance for the three and twelve months ended December 31, 2017.

Management and the Company’s board of directors will continue to analyze the historical consolidated results of operations and comprehensive loss (revenue, gross margin, research and development expenses, selling, general and administrative expenses, operating loss, net loss and net loss per share), excluding stock-based compensation, charges for amortization of intangibles and restructuring charges, as described above, to assess the business and compare operating results to the Company's performance objectives. For example, the Company's budgeting and planning process utilizes these non-GAAP financial measures, along with other types of financial information.

The Company discloses these non-GAAP financial measures to the public as an additional means by which investors can assess the Company's performance and to identify the Company's operating results for investors on the same basis applied by management. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has furnished reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures in the press release furnished as Exhibit 99.1.

Moreover, although these non-GAAP financial measures adjust expense, they should not be viewed as a pro-forma presentation reflecting the elimination of the underlying share-based compensation programs, which are an important element of the Company's compensation structure. GAAP requires that all forms of share-based payments should be valued and included, as appropriate, in results of operations. Management believes these expenses are a material part of the Company's operating results.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures under Item 1.01 with respect to the Amendment are incorporated in this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.4	Amendment to 10% Senior Secured Convertible Note Purchase Agreement and Every 10% Senior Secured Convertible Note Due August 15, 2018 Issued Thereunder

99.1	Press Release by MoSys, Inc. dated February 27, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSYS, INC.

Date: February 27, 2018	By:	/s/ James W. Sullivan
James W. Sullivan
Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.4	Amendment to 10% Senior Secured Convertible Note Purchase Agreement and Every 10% Senior Secured Convertible Note Due August 15, 2018 Issued Thereunder

99.1	Press Release by MoSys, Inc. dated February 27, 2018